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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): November 28, 2006

                  IndyMac INDX Mortgage Loan Trust 2006-AR35
                  ------------------------------------------
                        (exact name of issuing entity)
          Commission File Number of the issuing entity: 333-132042-48

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

              Delaware                                   95-4791925
----------------------------------                 --------------------------
    (State or Other Jurisdiction                      (I.R.S. Employer
          of Incorporation)                           Identification No.)

                155 North Lake Avenue
                Pasadena, California                         91101
             ---------------------------                  -------------
               (Address of Principal                       (Zip Code)
                 Executive Offices)

Registrant's telephone number, including area code: (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 14e-4(c) under the
       Exchange Act (17 CFR 240.14e-4(c))

Section 8    Other Events
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Item 8.01    Other Events.
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             On November 28, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee, as swap trustee and as supplemental interest trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2006-AR35 (the "Issuing Entity"), Mortgage Pass-Through Certificates, Series 2006-AR35 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

             On November 28, 2006, The Bank of New York, as swap contract counterparty (the "Swap Counterparty") and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as trustee for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR35 (in such capacity, the "Swap Trustee"), entered into a swap contract (the "Swap Confirmation"). The Swap Confirmation is annexed hereto as Exhibit 99.2.

             On November 28, 2006, The Bank of New York, as cap contract counterparty (the "Cap Counterparty") and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as trustee for the Supplemental Interest Trust for IndyMac INDX Mortgage Loan Trust 2006-AR35 (in such capacity, the "Supplemental Interest Trustee"), entered into a cap contract for the Class 1-A-1A Certificates (the "Class 1-A-1A Confirmation"). The Class 1-A-1A Confirmation is annexed hereto as Exhibit 99.3.

             On April 24, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement") by and among the Company, as depositor, IndyMac, IndyMac ABS, Inc. and the Swap Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.4.

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Section 9    Financial Statements and Exhibits
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Item 9.01    Financial Statements and Exhibits.
             ---------------------------------

(a)  Financial statements of businesses acquired.
     -------------------------------------------

         Not applicable.

(b)  Pro forma financial information.
     -------------------------------

         Not applicable.

(c)   Shell Company Transactions.
      --------------------------

         Not applicable.

(d)  Exhibits.
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Exhibit No.    Description
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   99.1        The Pooling and Servicing Agreement, dated as of November 1,
               2006, by and among the Company, IndyMac and the Trustee.

   99.2 The Swap Confirmation, dated November 28, 2006, by and between the Swap Counterparty and the Swap Trustee.

   99.3 The Class 1-A-1A Confirmation, dated November 28, 2006, by and between the Cap Counterparty and the Supplemental Interest Trustee.

   99.4 The Item 1115 Agreement, dated as of April 24, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Swap Counterparty.

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     SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INDYMAC MBS, INC.



                                                By:  /s/ Victor H. Woodworth
                                                     -----------------------
                                                       Victor H. Woodworth
                                                       Vice President



Dated: December 14, 2006

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                                 Exhibit Index

Exhibit
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  99.1     The Pooling and Servicing Agreement, dated as of November 1, 2006, by and among the Company, IndyMac and the Trustee.

  99.2 The Swap Confirmation, dated November 28, 2006, by and between the Swap Counterparty and the Swap Trustee.

  99.3 The Class 1-A-1A Confirmation, dated November 28, 2006, by and between the Cap Counterparty and the Supplemental Interest Trustee.

  99.4 The Item 1115 Agreement, dated as of April 24, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Swap Counterparty.